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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 27, 1998
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                                 CONNECT, Inc.
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               (Exact name of registrant as specified in charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          000-20873                                       943036611
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  (Commission File Number)                     (IRS Employer Identification No.)



515 Ellis Street, Mountain View, California                   94043
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code:        (650) 254-4000
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
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      Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of Financial Accounting Standards Board Statement No. 128, "Earnings per Share" (FAS 128) and Securities and Exchange Commission Staff Accounting Bulletin No. 98 (SAB 98) relating to "Earnings Per Share" on the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the 1996 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-3 to be filed after this Form 8-K is filed.

      Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS


      99.1 Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per Share".

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CONNECT, Inc.
                                        (Registrant)


Dated:  February 27, 1998               By:   /s/ JOSEPH G. GIRATA
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                                              Joseph G. Girata
                                              Vice President of Finance and
                                              Administration and Chief
                                              Financial Officer

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